MUNICIPAL INCOME TRUST III      Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1996

DEAR SHAREHOLDER:

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed by a surprisingly large increase in payroll employment reported in March. Other indicators of economic activity and rising commodity prices added to market concerns. As a result, investors anticipated that the Federal Reserve Board might reverse its series of reductions in the fed funds rate had begun in 1995. The bond market reacted to these expectations by pushing long-term yields higher. More than three-quarters of the rise in interest rates between February and July can be attributed to market weakness on the days that strong monthly employment figures were reported.

MUNICIPAL MARKET CONDITIONS

Between August 1995 and February 1996, 30-year insured revenue bond yields declined 70 basis points from 6.00 percent to 5.30 percent. Yields subsequently moved higher, reaching 6.15 percent in April and again in mid June. By August 1996, 30-year insured revenue bond yields stood at 5.80 percent, compared to
3.85 percent for 1-year municipal notes. The yield pickup for extending maturity from 1 to 30 years was 195 basis points.

Diminished risk that flat-tax proposals would cause a radical change in the tax code prompted tax-exempt bonds to outperform U.S. Treasury securities. The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, which stood at 90 percent a year ago, declined to 82 percent. A decline in this ratio indicates that municipal bond prices were stronger than U.S. Treasury prices.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption, it has been estimated that investors also face the retirement of $66 billion of previously refunded debt in 1996. On the supply side, aggregate new-issue volume increased

MUNICIPAL INCOME TRUST III

18 percent to $114 billion during the first eight months of the year. However, underwritings were postponed and the pace of activity slowed as interest rates rose.

PERFORMANCE

The net asset value (NAV) of Municipal Income Trust III (TFC) declined from $9.91 to $9.75 per share during the fiscal year ended August 31, 1996. Based on this NAV change, plus reinvestment of tax-free dividends of $0.59 per share and taxable capital gain distributions of $0.04 per share, the Fund's total return was 5.07 percent. Over the same period, TFC's market price on the New York Stock Exchange increased from $8.875 to $9.875 per share. Based on this market price change plus reinvestment of dividends and distributions, the Fund's total return was 18.83 percent.

TFC's market price on the New York Stock Exchange was trading at a 1 percent premium to NAV on August 31, 1996. Undistributed net investment income was $0.11 per share versus $0.145 per share a year ago.

PORTFOLIO STRUCTURE

In response to the rising interest rate environment in 1996, portfolio sales shifted from defensive, higher-coupon bonds with limited call protection to more market-sensitive discount and current-coupon issues. The average maturity and call protection of the long-term portfolio were 19 years and 7 years, respectively. The portfolio has consistently maintained an upper-investment-grade quality structure with 78 percent of its long-term holdings rated single "A" or better. TFC's net assets of $62 million were diversified among 12 long-term sectors and 39 credits.


CREDIT RATINGS as of August 31, 1996
(% of Total Long-Term Portfolio)

A or A               18%
Aa or AA              9%
Aaa or AAA           51%
Baa or BBB           14%
Not Rated             8%

As measured by Standard & Poor's Corp. or Moody's Investors
Service, Inc.


FIVE LARGEST SECTORS as of August 31, 1996
(% of Net Assets)

Mortgage             14%
General Obligation   10%
Refunded             10%
Transportation       10%
Water & Sewer        10%
Other                46%

Portfolio Structure is subject to change

MUNICIPAL INCOME TRUST III

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturity should remain positive for the municipal market. Long-term insured municipal securities currently yield 82 percent of the yield on U.S. Treasury securities and may be expected to move in tandem with the U.S. Treasury market. Although municipal performance relative to Treasuries has improved, tax-exempts could again be affected by market uncertainty if new tax-reduction proposals were to gain momentum.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Fund purchased and retired 18,600 shares of common stock at a six percent market discount.

We appreciate your ongoing support of Municipal Income Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST III

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On June 27, 1996, an annual meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

            Dr. Manuel H. Johnson
            For.................................................................   4,993,010
            Withheld............................................................      88,884
            John L. Schroeder
            For.................................................................   4,991,511
            Withheld............................................................      90,383

    The following Trustees were not standing for reelection at this meeting:
    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Paul Kolton, Michael E. Nugent and Philip J. Purcell

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT ADVISORY AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

            For.................................................................   4,879,093
            Against.............................................................      97,040
            Abstain.............................................................     105,761

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

            For.................................................................   4,962,948
            Against.............................................................      24,525
            Abstain.............................................................      94,421

(4) SHAREHOLDER PROPOSAL TO AMEND THE FUND'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN 30 DAYS OF ELECTION, TO BECOME A SHAREHOLDER OF THE
    FUND:

            For.................................................................   1,410,925
            Against.............................................................   1,968,199
            Abstain.............................................................     282,469

MUNICIPAL INCOME TRUST III

PORTFOLIO OF INVESTMENTS August 31, 1996

PRINCIPAL
AMOUNT IN                                                                                 COUPON       MATURITY
THOUSANDS                                                                                  RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (93.0%)
              General Obligation (9.7%)
 $ 1,050      Moulton-Niguel Water District, California, Refg 1993 (MBIA)...............    5.00 %      09/01/19     $   925,869
   1,500      Massachusetts, 1995 Ser B (AMBAC).........................................    5.50        07/01/14       1,456,755
              New York City, New York,
   1,000       1995 Ser D (MBIA)........................................................    6.20        02/01/07       1,077,940
     500       1989 Ser C...............................................................    6.50        08/15/08         500,715
   1,000      New York State, Refg Ser 1995 B...........................................    5.70        08/15/10       1,028,710
   1,000      Washington, Ser 1994 A....................................................    5.80        09/01/08       1,022,850
 -------                                                                                                               ---------
   6,050                                                                                                               6,012,839
 -------                                                                                                               ---------
              Educational Facilities Revenue (4.3%)
   1,000      Massachusetts Health & Educational Facilities Authority, Boston College
               Ser K....................................................................    5.25        06/01/18         919,690
     900      New Jersey Economic Development Authority, Educational Testing Service Ser
               1995 A (MBIA)............................................................    5.90        05/15/15         902,034
     750      West Virginia School Building Authority, Cap Impr Ser 1991 A..............    6.75        07/01/15         785,790
 -------                                                                                                               ---------
   2,650                                                                                                               2,607,514
 -------                                                                                                               ---------
              Electric Revenue (7.5%)
   1,000      Sacramento Municipal Utility District, California, Refg 1994 Ser I
               (MBIA)...................................................................    5.75        01/01/15         983,240
   3,000      Southern California Public Power Authority, Mead-Adelanto 1994 Ser A
               (AMBAC)..................................................................    5.15        07/01/15       2,765,220
   1,000      Intermountain Power Agency, Utah, Refg Ser 1997 B (MBIA) (WI).............    5.75        07/01/19         934,430
 -------                                                                                                               ---------
   5,000                                                                                                               4,682,890
 -------                                                                                                               ---------
              Hospital Revenue (4.8%)
   2,000      Birmingham-Carraway Special Care Facilities Financing Authority, Alabama,
               Carraway Methodist Health Ser 1995 A (Connie Lee)........................    5.875       08/15/15       1,969,620
     895      Illinois Health Facilities Authority, Glen Oaks Medical Center Inc Refg
               1990 Ser D...............................................................    9.50        11/15/15       1,017,096
 -------                                                                                                               ---------
   2,895                                                                                                               2,986,716
 -------                                                                                                               ---------
              Industrial Development/Pollution Control Revenue (8.2%)
   2,000      New York State Energy Research & Development Authority, New York State
               Electric & Gas Corp 1987 Ser A (AMT) (MBIA)..............................    6.15        07/01/26       1,997,080
   2,005      Alliance Airport Authority, Texas, American Airlines Inc Ser 1990 (AMT)...    7.50        12/01/29       2,120,207
   1,000      Dallas-Fort Worth International Airport Facility Improvement Corporation,
               Texas, American Airlines Inc Ser 1995....................................    6.00        11/01/14         975,830
 -------                                                                                                               ---------
   5,005                                                                                                               5,093,117
 -------                                                                                                               ---------
              Mortgage Revenue - Multi-Family (1.6%)
   1,000      Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT) (AMBAC).....    6.60        07/01/14       1,024,580
 -------                                                                                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

PRINCIPAL
AMOUNT IN                                                                                 COUPON       MATURITY
THOUSANDS                                                                                  RATE          DATE           VALUE
              Mortgage Revenue - Single Family (12.5%)
 $   410      Colorado Housing Finance Authority, Ser A-2 (AMT).........................    8.25 %      08/01/20     $   429,344
     200      Hawaii Housing Finance & Development Corporation, Purchase
               Ser 1989 A (AMT).........................................................    7.80        07/01/29         208,498
   1,440      Idaho Housing Agency, Ser 1988 D-2 (AMT)..................................    8.25        01/01/20       1,495,598
   2,834      Saint Tammany Public Trust Financing Authority, Louisiana, Refg Ser 1990
               B........................................................................    7.25        07/25/11       2,972,319
   1,000      Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)......................    6.40        11/15/23       1,001,240
              Massachusetts Housing Finance Agency,
     495      Residential Ser 1989 A (AMT)..............................................    8.10        08/01/09         521,497
     165      Residential Ser 1989 A (AMT)..............................................    8.20        08/01/27         173,724
              Utah Housing Finance Agency,
     365      Ser 1991 Issue A-2 (AMT)..................................................    7.75        01/01/23         382,502
     580      Ser 1991 Issue B-2 (AMT)..................................................    7.75        01/01/23         603,705
 -------                                                                                                               ---------
   7,489                                                                                                               7,788,427
 -------                                                                                                               ---------
              Nursing & Health Related Facilities Revenue (7.2%)
              Vista, California, Long-Term Care Foundation of America
   2,030      Ser 1994 A COPs (a).......................................................    8.50        01/01/20       1,461,623
     243      Ser 1994 B COPs (a).......................................................    0.00        01/01/20           2,430
     980      Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990..............................   10.25        01/01/20       1,014,280
   1,980      Lexington-Fayette Urban County Government, Kentucky, AHF/Kentucky-Iowa Inc
               Ser 1990.................................................................   10.25        01/01/20       2,028,926
 -------                                                                                                               ---------
   5,233                                                                                                               4,507,259
 -------                                                                                                               ---------
              Resource Recovery Revenue (4.2%)
   2,500      Cambria County Industrial Development Authority, Pennsylvania, Cambria
 -------       Cogen Co Ser 1989 F-2 (AMT)..............................................    7.75        09/01/19       2,612,775
                                                                                                                       ---------
              Transportation Facilities Revenue (10.4%)
   2,325      Southwestern Development Authority, Illinois, Tri-City Regional Port
               District
               Ser 1989 A (AMT) (a).....................................................    7.90        07/01/14       2,539,481
   2,000      Kentucky Turnpike Authority, Economic Development Road Revitalization
               Refg Ser 1995 (AMBAC)....................................................    5.625       07/01/15       1,962,280
   2,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA).................    6.125       11/15/25       1,987,660
 -------                                                                                                               ---------
   6,325                                                                                                               6,489,421
 -------                                                                                                               ---------
              Water & Sewer Revenue (9.9%)
   1,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA).............................    6.375       01/01/24       1,044,930
     500      Massachusetts Water Pollution Abatement Trust, Pool Ser 2.................    5.70        02/01/12         498,955
   1,500      Massachusetts Water Resources Authority, 1993 Ser C.......................    5.25        12/01/20       1,353,525
   1,090      Erie County Water Authority, New York, 4th Resolution Refg Ser 1992
               (AMBAC)..................................................................    0.00        12/01/17         238,132
   1,300      Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA).........    5.75        12/01/17       1,285,726
   2,000      Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A (MBIA)............    5.00        07/01/25       1,771,940
 -------                                                                                                               ---------
   7,390                                                                                                               6,193,208
 -------                                                                                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

PRINCIPAL
AMOUNT IN                                                                                 COUPON       MATURITY
THOUSANDS                                                                                  RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Other Revenue (2.4%)
 $ 1,000      Pasadena, California, Refg & Cap 1992 COPs................................    5.75 %      01/01/13     $   970,060
     500      Illinois Development Finance Authority, Church Road Partnership #2 Ser
 -------       1989 (AMT)...............................................................    7.875       09/01/14         520,480
                                                                                                                     -----------
   1,500                                                                                                               1,490,540
 -------                                                                                                             -----------
              Refunded (10.3%)
   2,750      Florence County Public Facilities Corporation, South Carolina, Law
               Enforcement & Civic Center 1990 COPs (AMBAC).............................    7.60        03/01/00++     3,040,180
   3,000      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990 C....    7.625       01/01/01++     3,386,880
 -------                                                                                                             -----------
   5,750                                                                                                               6,427,060
 -------                                                                                                             -----------
  58,787      TOTAL MUNICIPAL BONDS (Identified Cost $55,806,955)...............................................      57,916,346
 -------                                                                                                             -----------

              SHORT-TERM MUNICIPAL OBLIGATIONS (4.0%)
   1,000      Dade County Industrial Development Authority, Florida, Florida Power &
               Light Co Ser 1993 (Demand 09/03/96)......................................    3.85*       06/01/21       1,000,000
   1,500      Missouri Health & Educational Facilities Authority, Washington University
               Ser 1996 C (Demand 09/03/96).............................................    3.85*       09/01/30       1,500,000
 -------                                                                                                             -----------
   2,500      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $2,500,000)...............................       2,500,000
 -------
                                                                                                                     -----------
 $61,287      TOTAL INVESTMENTS (Identified Cost $58,306,955) (b)......................................    97.0%      60,416,346
 =======
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................    3.0       1,880,779
                                                                                                          ------     -----------
              NET ASSETS................................................................................  100.0%     $62,297,125
                                                                                                          ======     ===========

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      WI      Security purchased on a when issued basis.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate security.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      The aggregate cost for federal income tax purposes is identified cost. The aggregate gross unrealized appreciation was $2,391,121 and the aggregate gross unrealized depreciation was $281,730, resulting in net unrealized appreciation of $2,109,391.
Bond Insurance:
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     MBIA     Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

--------------------------------------------------------------------------------

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                August 31, 1996

Alabama..................  3.2%
California............... 11.4
Colorado.................  0.7
Florida..................  1.6
Hawaii...................  0.3
Idaho....................  2.4
Illinois.................  8.2
Iowa.....................  1.6
Kentucky.................  6.4
Louisiana................  4.8
Maine....................  1.6
Massachusetts............  9.5
Missouri.................  2.4
New Jersey...............  1.4
New York.................  7.8
Ohio.....................  2.1
Pennsylvania.............  4.2%
South Carolina...........  4.9
Texas....................  8.2
Utah.....................  3.1
Virginia.................  2.8
Washington...............  7.1
West Virginia............  1.3
                          ----
Total.................... 97.0%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996
ASSETS:
Investments in securities, at value
 (identified cost $58,306,955)............    $60,416,346
Cash......................................         46,385
Receivable for:
    Investments sold......................      1,949,016
    Interest..............................        921,358
Prepaid expenses and other assets.........          7,141
                                              -----------
    TOTAL ASSETS..........................     63,340,246
                                              -----------
LIABILITIES:
Payable for:
    Investments purchased.................        950,000
    Investment advisory fee...............         24,888
    Administration fee....................         15,555
Accrued expenses..........................         52,678
                                              -----------
    TOTAL LIABILITIES.....................      1,043,121
                                              -----------
NET ASSETS:
Paid-in-capital...........................     59,319,206
Net unrealized appreciation...............      2,109,391
Accumulated undistributed net investment
 income...................................        714,633
Accumulated undistributed net realized
 gain.....................................        153,895
                                              -----------
    NET ASSETS............................    $62,297,125
                                              ===========
NET ASSET VALUE PER SHARE
 6,391,186 shares outstanding
 (unlimited shares authorized of $.01 par
 value)...................................          $9.75
                                                    =====
STATEMENT OF OPERATIONS
For the year ended August 31, 1996
NET INVESTMENT INCOME:
INTEREST INCOME...........................    $ 4,138,424
                                              -----------
EXPENSES
Investment advisory fee...................        255,147
Administration fee........................        159,467
Professional fees.........................         58,740
Transfer agent fees and expenses..........         30,061
Shareholder reports and notices...........         25,440
Trustees' fees and expenses...............         19,743
Registration fees.........................         16,540
Custodian fees............................          4,004
Other.....................................         10,247
                                              -----------
    TOTAL EXPENSES BEFORE EXPENSE
    OFFSET................................        579,389
    LESS: EXPENSE OFFSET..................         (3,989)
                                              -----------
    TOTAL EXPENSES AFTER EXPENSE
    OFFSET................................        575,400
                                              -----------
    NET INVESTMENT INCOME.................      3,563,024
                                              -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain.........................        163,941
Net change in unrealized appreciation.....       (771,378)
                                              -----------
    NET LOSS..............................       (607,437)
                                              -----------
NET INCREASE..............................    $ 2,955,587
                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                         AUGUST 31,        AUGUST 31,
                                                            1996              1995
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................     $ 3,563,024       $ 3,882,502
Net realized gain...................................         163,941           214,184
Net change in unrealized appreciation...............        (771,378)          322,955
                                                         -----------       -----------
    NET INCREASE....................................       2,955,587         4,419,641
                                                         -----------       -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................      (3,777,142)       (3,484,365)
Net realized gain...................................        (224,230)         (476,509)
                                                         -----------       -----------
    TOTAL...........................................      (4,001,372)       (3,960,874)
                                                         -----------       -----------
Net decrease from transactions in shares of
 beneficial
 interest...........................................        (172,108)         (955,047)
                                                         -----------       -----------
    TOTAL DECREASE..................................      (1,217,893)         (496,280)
NET ASSETS:
Beginning of period.................................      63,515,018        64,011,298
                                                         -----------       -----------
    END OF PERIOD
    (Including undistributed net investment income
    of $714,633 and $928,751, respectively).........     $62,297,125       $63,515,018
                                                         ===========       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

NOTES TO FINANCIAL STATEMENTS August 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 26, 1989 and commenced operations on October 5, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MUNICIPAL INCOME TRUST III
income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays Dean Witter InterCapital Inc. ("the Investment Adviser") an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's average weekly net assets: 0.40% to the portion of average weekly net assets not exceeding $250 million and 0.30% to the portion of average weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's average weekly net assets: 0.25% to the portion of average weekly net assets not exceeding $250 million; 0.20% to the portion of average weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of average weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of average weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the

MUNICIPAL INCOME TRUST III

Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1996 aggregated $10,334,765 and $12,750,104, respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $5,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                     CAPITAL
                                                                                                                     PAID IN
                                                                                                    PAR VALUE       EXCESS OF
                                                                                       SHARES       OF SHARES       PAR VALUE
                                                                                      ---------     ----------     ------------
Balance, August 31, 1994..........................................................    6,522,686      $ 65,227      $ 60,381,134
Treasury shares purchased and retired (weighted average discount 10.71%)*.........     (112,900)       (1,129)         (953,918)
                                                                                      ---------      --------      ------------
Balance, August 31, 1995..........................................................    6,409,786        64,098        59,427,216
Treasury shares purchased and retired (weighted average discount 5.98%)*..........      (18,600)         (186)         (171,922)
                                                                                      ---------      --------      ------------
Balance, August 31, 1996..........................................................    6,391,186      $ 63,912      $ 59,255,294
                                                                                      =========      ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD                PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    -------------------
  August 27, 1996        $0.05       September 6, 1996     September 20, 1996
September 24, 1996       $0.05        October 4, 1996       October 18, 1996

MUNICIPAL INCOME TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                       FOR THE YEAR ENDED AUGUST 31*
                                                                          -------------------------------------------------------
                                                                           1996        1995        1994        1993        1992
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................     $ 9.91      $ 9.81      $10.05      $ 9.80       $9.60
                                                                            -----       -----       -----       -----        ----
Net investment income.................................................       0.56        0.60        0.60        0.63        0.62
Net realized and unrealized gain (loss)...............................      (0.09)       0.11       (0.25)       0.26        0.28
                                                                            -----       -----       -----       -----        ----
Total from investment operations......................................       0.47        0.71        0.35        0.89        0.90
                                                                            -----       -----       -----       -----        ----
Less dividends and distributions from:
   Net investment income..............................................      (0.59)      (0.54)      (0.56)      (0.60)      (0.64)
   Net realized gain..................................................      (0.04)      (0.07)      (0.03)      (0.04)      (0.06)
                                                                            -----       -----       -----       -----        ----
Total dividends and distributions.....................................      (0.63)      (0.61)      (0.59)      (0.64)      (0.70)
                                                                            -----       -----       -----       -----        ----
Net asset value, end of period........................................     $ 9.75      $ 9.91      $ 9.81      $10.05       $9.80
                                                                           ======      ======      ======      ======       =====

Market value, end of period...........................................     $9.875      $8.875      $ 9.00      $10.25       $9.75
                                                                           ======      ======      ======      ======       =====

TOTAL INVESTMENT RETURN+..............................................      18.83%       5.71%     (6.60)%      12.27%       8.73%
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset..................................       0.91%(1)    0.94%       0.93%       0.98%       1.00%
Net investment income.................................................       5.61%       6.24%       5.99%       6.37%       6.38%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................    $62,297     $63,515     $64,011     $66,651     $65,024
Portfolio turnover rate...............................................         17%         22%         23%          2%          8%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) The above expense ratio was 0.91% after expense offset.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST III

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust III (the "Trust") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 11, 1996
      --------------------------------------------------------------------

                      1996 FEDERAL TAX NOTICE (unaudited)

         During the year ended August 31, 1996, the Fund paid to the shareholders $0.59 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended August 31, 1996, the Fund paid to shareholders $0.04 per share from long-term capital gains.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


MUNICIPAL
INCOME
TRUST III


SEMIANNUAL REPORT
AUGUST 31, 1996